Statements of Net Assets Available for Benefits - EBP 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 35,646,685	$ 32,439,477
Receivables
Employer	1,246,800	1,083,713
Participants	78,497	57,412
Notes receivable from participants	821,895	663,153
Total Receivables	2,147,192	1,804,278
Total Assets	37,793,877	34,243,755
LIABILITIES
Net Assets Available for Benefits	$ 37,793,877	$ 34,243,755